Exhibit 10.3

Farallon Capital Partners, L.P.

Farallon Capital Institutional Partners, L.P.

Farallon Capital Institutional Partners II, L.P.

Farallon Capital Institutional Partners III, L.P.

Tinicum Partners, L.P.

c/o Farallon Capital Management, L.L.C.

One Maritime Plaza, Suite 1325

San Francisco, CA 94111

February 12, 2007

The Mills Corporation

5425 Wisconsin Avenue

Chevy Chase, Maryland 20815

Re: Farallon Funds — Lock-Up Agreement

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger, dated as of February 12, 2007 (as the same may be amended from time to time, the “Merger Agreement”), by and among SPG-FCM Ventures, L.L.C., a Delaware limited liability company formed by the undersigned and Simon Property Group, L.P. (“Parent”), SPG-FCM Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser Sub”), SPG-FCM Acquisition, L.P., a Delaware limited partnership and wholly owned subsidiary of Purchaser Sub, The Mills Corporation, a Delaware corporation (“Mills”), and The Mills Operating Partnership LP, a Delaware limited partnership and Mills’ operating partnership (“Mills LP”), which provides for, among other things, (i) the offer by Parent (the “Tender Offer”) to purchase all of the Company Common Shares at the Offer Price and (ii) the subsequent merger of Purchaser Sub with and into Mills and Purchaser LP with and into Mills LP. Capitalized terms used herein but not otherwise defined shall have the same meaning ascribed to such terms in the Merger Agreement.

In order to induce Mills and Mills LP to enter into the Merger Agreement, each of the undersigned has agreed to enter into this letter agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned hereby severally and not jointly irrevocably agrees that, without the prior written consent of Mills, which shall not be unreasonably withheld, such undersigned shall not offer for sale, sell, transfer, contract to sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Company Common Shares owned by such undersigned as of the date hereof for a period beginning from the date hereof until the earliest to occur of (x) the Acceptance Date and (y) the termination of the Merger Agreement; provided, however, that nothing herein shall prohibit or restrict each of the undersigned from (i) transferring Company Common Shares owned by the undersigned to funds managed by or affiliated with Farallon Capital Management, L.L.C. so long as such transferees agree to be bound by the restrictions contained herein; (ii) transferring Company Common Shares owned by the undersigned to any transferee that agrees to tender such Company Common Shares into the Tender Offer and be bound by the restrictions contained herein; or (iii) contributing Company Common Shares to Parent or Purchaser Sub prior to the Acceptance Date in furtherance of the transactions contemplated by the Merger Agreement.

If Parent shall determine in accordance with Section 1.4 of the Merger Agreement to effect the transactions contemplated by the Merger Agreement through the One-Step Merger, each of the undersigned hereby severally and not jointly irrevocably agrees that such undersigned shall vote all of the Company Common Shares owned by the undersigned to approve the Merger Agreement and the transactions contemplated thereby, including the Merger.

Each undersigned hereby represents and warrants that such undersigned has full power and authority to enter into this letter agreement. Any obligations of each undersigned shall be binding upon the successors and assigns of such undersigned.

This letter agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

This letter agreement may be executed in any number of counterparts (including by facsimile), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Remainder of page left intentionally blank]

Each undersigned understands that Mills and Mills LP are relying upon this letter agreement in connection with execution and delivery of the Merger Agreement and proceeding toward consummation of the transactions contemplated thereby.

Very truly yours,

FARALLON CAPITAL PARTNERS, L.P.

By:	Farallon Partners, L.L.C., its general partner

	By:	/s/ Richard B. Fried
Richard B. Fried
Managing Member

FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

By:	Farallon Partners, L.L.C., its general partner

	By:	/s/ Richard B. Fried
Richard B. Fried
Managing Member

FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.

By:	Farallon Partners, L.L.C., its general partner

	By:	/s/ Richard B. Fried
Richard B. Fried
Managing Member

[Signature Page to Lock-Up Agreement]

FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.

By:	Farallon Partners, L.L.C., its general partner

	By:	/s/ Richard B. Fried
Richard B. Fried
Managing Member

TINICUM PARTNERS, L.P.

By:	Farallon Partners, L.L.C., its general partner

	By:	/s/ Richard B. Fried
Richard B. Fried
Managing Member

Accepted and Agreed,
as of the date first written above

THE MILLS CORPORATION

By:	/s/ Mark S. Ordan
Name:	Mark S. Ordan
Title:	Chief Executive Officer and President

[Signature Page to Lock-Up Agreement]